UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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METRO ONE TELECOMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 23, 2004

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Metro One Telecommunications, Inc.  The meeting will be held on June 2, 2004, at 3:30 p.m., local time, at Metro One Telecommunications, Inc., 11200 Murray Scholls Place, Beaverton, Oregon  97007.  The directors of Metro One and I look forward to greeting as many of our shareholders as possible.

Details of the business to be conducted at the meeting are given in the attached notice of annual meeting of shareholders and proxy statement.  Our annual report for the year ended December 31, 2003 is also enclosed.

Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting.  Please either sign and return the accompanying proxy card in the postage-paid envelope or instruct us by telephone or via the Internet as to how you would like your shares voted.  This will ensure representation of your shares if you are unable to attend.  Instructions on how to vote your shares by telephone or via the Internet can be found on the proxy card.

On behalf of the Board of Directors, I would like to express our continued appreciation for your interest in Metro One’s business affairs.

Sincerely,

Timothy A. Timmins
President and Chief Executive Officer

Metro One Telecommunications, Inc.
11200 Murray Scholls Place
Beaverton, Oregon 97007

Notice of Annual Meeting of Shareholders
To be held June 2, 2004

To the Shareholders of
Metro One Telecommunications, Inc.:

Notice is hereby given that the annual meeting of shareholders of Metro One Telecommunications, Inc. will be held on June 2, 2004, at 3:30 p.m., local time, at Metro One Telecommunications, Inc., 11200 Murray Scholls Place, Beaverton, Oregon 97007, for the following purposes:

1.                                       To elect one Class II director and two Class III directors;

2.                                       To approve our 2004 Stock Incentive Plan, which would have the same effect as continuing our 1994 Stock Incentive Plan for an additional two-year period without extending the terms of any existing options and without increasing the number of shares authorized for issuance;

3.                                       To ratify the selection of Deloitte & Touche LLP as Metro One’s independent auditors for the year ending December 31, 2004; and

4.                                       To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The Board of Directors has fixed April 7, 2004 as the record date for the meeting.  Only holders of record of shares of Metro One common stock at the close of business on the record date will be entitled to notice of and to vote at the meeting or any adjournments or postponements of the meeting.

By Order of the Board of Directors

Gary E. Henry
Secretary

Beaverton, Oregon
April 23, 2004

Metro One Telecommunications, Inc.
11200 Murray Scholls Place
Beaverton, Oregon 97007

Proxy Statement
For the Annual Meeting of Shareholders
To be Held June 2, 2004

The Board of Directors of Metro One Telecommunications, Inc. is furnishing this proxy statement to Metro One’s shareholders to solicit proxies for use at the annual meeting of shareholders to be held on June 2, 2004, at 3:30 p.m., local time, at Metro One Telecommunications, Inc., 11200 Murray Scholls Place, Beaverton, Oregon 97007, and at any adjournments or postponements of the meeting.  In this proxy statement, “Metro One,” “we,” “us” and “our” refer to Metro One Telecommunications, Inc.

This proxy statement, together with the enclosed proxy, is first being mailed to shareholders on or about April 26, 2004.

Record Date and Quorum

The Board of Directors has fixed April 7, 2004 as the record date for the meeting.  Only holders of record of shares of Metro One common stock at the close of business on the record date will be entitled to notice of and to vote at the meeting or any adjournments or postpone-ments of the meeting.  On the record date, there were 24,775,341 shares of common stock outstanding.  The presence, in person or by proxy, of a majority of the total number of outstanding shares of common stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting.

Voting and Proxy Instructions

Each shareholder of record at the close of business on the record date is entitled to one vote for each share of common stock registered in the shareholder’s name.  You may vote your shares (1) over the telephone by calling a toll-free number, (2) by using the Internet, or (3) by mailing in your proxy card.  If you would like to vote by telephone or by using the Internet, please refer to the specific instructions on the proxy card.  The deadline for voting by telephone or via the Internet is 11:59 p.m. Eastern Time on Tuesday, June 1, 2004.  If you wish to vote using the proxy card, complete, sign and date your proxy card and return it to us before the meeting.

Whether you choose to vote by telephone, over the Internet, or by mail, you may specify whether your shares should be voted for all, some, or none of the nominees for directors (Proposal I), and whether you approve, disapprove, or abstain from voting on any of the other proposals.  If you do not specify on your proxy card, or when giving your proxy by telephone or over the Internet, how you want to vote your shares, the proxy holders will vote them FOR each of the nominees for director (Proposal I), FOR the approval of our 2004 Stock Incentive Plan (Proposal II) and FOR the ratification of the selection of

Deloitte & Touche LLP as independent auditors for the year ending December 31, 2004 (Proposal III).

Revocation of Proxies

Your presence at the meeting will not automatically revoke your proxy.  You may, however, revoke your proxy at any time prior to its exercise by (1) submitting a written notice of revocation to Secretary, Metro One Telecommunications, Inc., 11200 Murray Scholls Place, Beaverton, Oregon 97007, (2) submitting another proxy by telephone, via the Internet, or by mail that is later dated and, if by mail, that is properly signed, or (3) attending the meeting and voting in person.  All valid, unrevoked proxies will be voted at the meeting.

Election of Directors
(Proposal I)

Under our articles of incorporation, our directors are divided into three classes, Class I, Class II and Class III.  Each year, a different class of directors is elected at the annual meeting for a three-year term.

In November 2003, Aimo Olkkonen and Helena Mattila resigned from their positions as directors.  Mr. Olkkonen and Ms. Mattila were both designees of Sonera Media Holding B.V. pursuant to an Investment Agreement dated February 2, 2001 between Metro One and Sonera Media Holding B.V., the obligations of which were assumed by Sonera Holding B.V.  When Sonera Holding B.V. sold all of its stock of Metro One during late 2003 and early 2004, Sonera Holding B.V. lost its right to designate directors according to the terms of the Investment Agreement.

Subsequent to the resignations of Mr. Olkkonen and Ms. Mattila, the Board of Directors voted to reduce the number of directors from seven to six and to elect Gary E. Henry as a Class II director to fill the vacancy created by the resignation of Mr. Olkkonen.

Nominees and Directors

Two directors, of the six directors currently constituting the Board of Directors, are Class III directors and consequently are to be elected at this annual meeting to hold office until the 2007 annual meeting and until their successors are elected and qualified.

In March 2004, Gary E. Henry was elected by the Board of Directors to fill a vacancy on the Board.  In accordance with Oregon law, the term of a director elected by the Board of Directors to fill a vacancy expires at the next annual meeting at which directors are elected.  Therefore, Mr. Henry will stand for election as a Class II director to serve for the remaining two-year term, and until his successor is elected and qualified.

It is not anticipated that the nominees will decline or be unable to serve as directors.  If, however, that should occur, the proxy holders will vote the proxies in their discretion for any nominee designated to fill the vacancy by the present Board of Directors.

The following table sets forth the names of the current members of the Board of Directors.  The table also includes each director’s age, class, the periods during which each has served as a director and the positions currently held by him.

Name	Age	Director Since	Class	Current Term Expires	Position With Metro One

Roger L. Pringle	63	2003	I	2005	Director

Timothy A. Timmins	47	1994	I	2005	President, Chief Executive Officer and Director

Gary E. Henry	47	2004	II	2004	Executive Vice President-Chief Operating Officer, Secretary and Director

David A. Williams	62	2000	II	2006	Director

William D. Rutherford	65	1995	III	2004	Chairman of the Board

James M. Usdan	54	1997	III	2004	Director

Certain information as to the nominees who are up for election at the meeting follows:

Nominee for Class II Director (Term to Expire in 2006)

Gary E. Henry joined Metro One in 1992 and serves as Executive Vice President - Chief Operating Officer and Secretary.  From 1992 to 1999, he served Metro One in a variety of operational positions.  Prior to 1992, he was Senior Vice President, Corporate Services Director for Imperial Corporation of America, Inc., a financial institution, with which he was employed starting in 1985.  Mr. Henry holds a Bachelor of Arts degree in Public Administration from San Diego State University.

Nominees for Class III Directors (Term to Expire in 2007)

William D. Rutherford was elected Chairman of Metro One’s Board of Directors in 2000.  He is the Principal of Rutherford Investment Management LLC, an investment advisory service.  During 1997, Mr. Rutherford was Chief Executive Officer of Fiberboard Asbestos Compensation Trust.  From 1995 to 1996, Mr. Rutherford was a Principal with Macadam Partners, a Portland-based investment firm.  He was formerly the Treasurer of the State of Oregon, where he was responsible for the State’s then $14 billion investment program and the State’s then $7.5 billion in indebtedness and during which service he was elected Chairman of the Oregon Investment Council.  He also served for seven years as a Member of the Oregon House of Representatives.  From 1994 to 1995, Mr. Rutherford served as Director of Special Projects for Metallgesellschaft Corp., a multi-billion dollar international trading company.  From 1990 through 1993, Mr. Rutherford was President and a director of Societe Generale Touche Remnant Corporation (U.S.), an international asset management company.  From 1987 to 1990, Mr. Rutherford was President and Chief Executive Officer of ABD International Management Corporation, an international asset management company.  Mr. Rutherford formerly practiced law and served as Chief Executive Officer of a regional investment firm.  A U.S. Army veteran,

Mr. Rutherford received a Bachelor of Science degree in History from the University of Oregon and an LL.B. from Harvard University Law School.

James M. Usdan is President, Chief Executive Officer and a director of Vision Care Holdings, LLC, a national retailer of eyeglasses and refractive surgery.  Prior to his current position, Mr. Usdan was President, CEO and a Director of Castle Dental Centers, Inc. (OTCBB:  CASL) from 2001 to 2003.  Castle Dental Centers, Inc. is a group dental practice management organization.  From 1998 to 2001, Mr. Usdan was President and Chief Executive Officer of NextCARE Hospitals, Inc., a provider of long-term acute care hospital services.  From 1990 to 1998, he was President, Chief Executive Officer and a director of RehabCare Group Inc. (NYSE:  RHB), a provider of physical therapy, rehabilitation staffing and other staffing services.  Prior to joining RehabCare, Mr. Usdan was a founder and President and Chief Executive Officer of American Transitional Care, Inc. from 1987 to 1990.  During 1986 and 1987, he was Executive Vice President and Chief Operating Officer of Rehab Hospital Services Corporation, the rehabilitation subsidiary of National Medical Enterprises.  Mr. Usdan serves on the advisory boards of Maryville College and the Harvard School of Public Health.  He holds a Bachelor of Arts degree from Harvard College.

Certain information as to directors who are not up for election at the meeting follows:

Continuing Class I Directors (Current Term to Expire in 2005)

Roger L Pringle is President and founder of The Pringle Company, an executive search and management consulting firm serving various clients in a variety of industries ranging from high technology to health care.  Prior to founding the Pringle Company in 1976, Mr. Pringle served six years as a Principal with Ernst & Young in its management consulting organization, specializing in business planning, organization development, executive compensation and executive search.  He has also served as corporate Human Resources Director for Hyster Company involved with labor relations and human resources management.  Mr. Pringle served or currently serves on the Boards of numerous organizations including West One Bank Oregon, Bank of the Northwest, Epitope, Inc. (Nasdaq: EPTO), Agritope, Inc., North Pacific Group and H2F Media, Inc.  He holds a Bachelor of Science degree in Business from Oregon State University and a Masters degree in Business Administration from the University of Oregon.

Timothy A. Timmins has served as President and Chief Executive Officer of Metro One since 1995.  He was Metro One’s Executive Vice President and Chief Financial Officer from 1993 to 1995.  From 1985 to 1993, Mr. Timmins served in various capacities with the Investment Banking Division of Kemper Securities, Inc. and predecessor firms, ultimately as Senior Vice President.  Mr. Timmins is a certified public accountant and holds a Bachelor of Science degree in Business Administration from Portland State University and a Masters degree in Business Administration from the University of Southern California.

Continuing Class II Director (Current Term to Expire in 2006)

David A. Williams has served as President of his investment company, Roxborough Holdings Limited, Toronto, Ontario, Canada since 1995.  From 1969 to 1994, he also held senior management positions with Beutel Goodman Company, one of Canada’s largest institutional money managers.  He also has extensive board experience, currently serving as Chairman of the Board of FRI Company and as a director of Bennett Environmental, Inc., Western Silver Corporation and Roador Industries Ltd.  Mr. Williams holds a Bachelors degree in Business from Bishops University, Lennoxville, Quebec and a Masters degree in Business Administration from Queen’s University, Kingston, Ontario.  He is a director of the Bishop’s University Foundation and the Women’s College Hospital Foundation.

Board Recommendation; Vote Required

The Board of Directors recommends a vote FOR the election of each of its nominees for directors.  If a quorum is present, a plurality of the votes cast by the shares entitled to vote is required for the election of a director.  Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists but have no effect on the determination of whether a plurality exists with respect to a given nominee.

Approval of 2004 Stock Incentive Plan
(Proposal II)

At the meeting, you are being asked to approve our 2004 Stock Incentive Plan, which was adopted, subject to shareholder approval, by the Board of Directors on April 16, 2004.

Our Board of Directors approved the 2004 plan because our existing 1994 Stock Incentive Plan will expire on November 30, 2004.  If adopted, the 2004 plan will have the same terms and conditions as the 1994 plan, except that the term of the 2004 plan will expire in two years from the expiration of the 1994 plan and the number of shares available for issuance thereunder will coincide with the number of shares available under the 1994 plan.  Consequently, approval of the 2004 plan by the shareholders will have the same effect as continuing the 1994 plan for an additional two years.

If the 2004 plan is adopted, Metro One will cease granting options and awarding and selling shares under the 1994 plan.  Accordingly, the shares of our common stock that are currently available for grants, awards or sales under the 1994 plan will expire without having been used if shareholders approve the 2004 plan.  However, we will continue to have the authority to grant options and award and sell shares under the 1994 plan if shareholders do not approve the 2004 plan.  The termination of our grant, award and sale authority under the 1994 plan will not, however, affect awards then outstanding under that plan.

The number of shares available for grants of options or awards or sales of shares under the 2004 plan will be the same as the number of shares that would have been available under the 1994 plan had it continued in existence.  As of April 15, 2004, a total of 3,081,427 shares of our common stock were then subject to issuance upon exercise of outstanding options granted under the 1994 plan, and an additional 740,357 shares of our common stock were then available for new grants of options or awards or sales of shares under the 1994 plan.

We believe that adoption of the 2004 plan will help us attract new personnel and retain and motivate existing personnel by providing additional incentive tied to growth in value of the equity of Metro One.

The principal terms and provisions of the 2004 plan are summarized below.  The summary, however, is not intended to be a complete description of all the terms of the 2004 plan.  A copy of the 2004 plan is attached to this proxy statement as Appendix A.

Description of the 2004 Plan

The purposes of the 2004 plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees and consultants and to promote the success of our business.  The 2004 plan may be administered by the Board of Directors or by a committee appointed by the Board.  If adopted, the 2004 plan will be administered by the Compensation Committee of the Board.  In accordance with the terms of the 2004 plan, the Board or the committee may grant options: (i) intended to qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to employees; or (ii) not intended to qualify as ISOs under Section 422 of the Code (“NSOs”) to employees or consultants.  Direct stock awards or sales may also be made under the 2004 plan.

Securities Offered.  The stock options that may be granted under the 2004 plan may be exercised to purchase shares of our common stock.  Direct stock awards or sales of our common stock may also be made under the 2004 plan.   The number of shares of our common stock available for grant of options or award or sale of shares under the 2004 plan will equal (a)  5,520,000 shares, being the maximum number of shares available under the 1994 plan, minus (b) the number of shares issued or issuable upon exercise of options granted under the 1994 plan prior to the date of approval of the 2004 plan and the number of shares awarded or sold under the 1994 plan, plus (c) the number of any shares subject to stock options granted under the 1994 plan which have expired or will expire, or for any reason have been or will be cancelled or terminated, without being exercised, plus (d) the number of any shares of restricted stock granted under the 1994 plan that have been or will be forfeited, terminated, cancelled or otherwise reacquired by Metro One without having become vested.

Eligibility.  Employees, defined as any person, including officers and directors, employed by us or any parent or subsidiary of ours, are eligible to be granted options or awarded or sold shares under the 2004 plan.  Consultants, defined as any person who is engaged by us or any subsidiary to render consulting services, and who is compensated for such services, and directors whether compensated for such services or not, are also eligible to be granted options or awarded or sold shares under the 2004 plan.  If an employee is granted an ISO which, when aggregated with all other ISOs granted to such employee by us, or by any parent or subsidiary, would result in shares of the common stock having an aggregate fair market value in excess of $100,000 becoming available for purchase upon the exercise of one or more ISOs during any calendar year, then such excess ISOs shall be treated as NSOs.

Option Terms.  The term of each ISO shall be ten years from the date of grant or such shorter term as may be stated in the agreement granting the ISO; provided, however, that the term of an ISO granted to an employee who, at the time of such grant, owns shares representing more than 10% of the voting power of all classes of our or any parent’s or subsidiary’s stock, shall be five years from the date of grant or such shorter term as may be stated in the agreement granting the ISO.  The term of each NSO shall be ten years and one day from the date of grant or such other term as may be stated in the agreement granting the NSO; provided, however, that the term of a NSO granted to an employee who, at the time of such grant, owns shares representing more that 10% of the voting power of all classes of our or any parent’s or subsidiary’s stock shall be five years and one day or such shorter term as may be stated in the agreement granting the NSO.

An option granted pursuant to the provisions of the 2004 plan may be exercised at such times and under such conditions as the Board determines.  If an employee to whom an ISO or NSO has been granted ceases to be an employee other than by reason of death or disability, he or she may exercise an ISO or NSO only during such period as the Board specified at the time the ISO or NSO was granted, which period of time may in no event exceed 90 days from the date of termination, and only to the extent that he or she could have exercised it on the date of termination.  An option may not be sold, transferred or otherwise disposed of in any manner other than by will or by the laws of descent and distribution.  During the lifetime of the optionee, the option generally may be exercised only by the optionee.  If an optionee ceases to be an employee or a consultant by reason of disability, then the optionee may exercise the option at any time during the two-month period following the date of termination (to the extent that he or she could have exercised it on the date of termination).  In the event of death of an optionee, the option generally may be exercised (to the extent it was exercisable on the date of death) during the 12-month period following the date of death by the optionee’s estate or by a person who acquired an option by bequest or inheritance.

The Board shall determine the exercise price of ISOs granted under the 2004 plan, but the price may not be less than 100% of the fair market value per share of the common stock on the date the option is granted, or not less than 110% if granted to an employee owning shares constituting more than 10% of the voting power.  The Board shall determine the exercise price of NSOs granted under the 2004 plan, but the price may not be less than 85% of the fair market value per share of the common stock on the date the option is granted.  The Board shall determine, in its discretion, the fair market value of the common stock; provided, however, that if there is a public market for the common stock, the fair market value shall be the closing price of a share of the common stock on the date of grant of an option.  The Board shall determine the consideration to be paid upon the exercise of an option, including the method of payment, which may consist of cash, check, transfer of previously owned shares of the common stock having a fair market value equal to the option price, delivery of instructions to withhold shares of common stock that would otherwise be issued upon the exercise of the option having a fair market value equal to the option exercise price, or any combination of the foregoing methods of payment.

Amendment of the 2004 Plan.  The 2004 plan will expire on November 30, 2006.  The Board may amend or terminate the 2004 plan at any time; provided, however, that no amendment regarding amount, price or timing of the option grants may be made more frequently than once every six months other than to comply with changes in the requirements of the Code or the Securities Exchange Act of 1934.  No amendment or termination shall affect any options outstanding at that time.  Any amendment that would increase the number of shares that may be issued under the 2004 plan (other than with respect to changes in the capitalization of the Company), modify the requirements as to eligibility for participation in the 2004 plan, or materially increase the benefits accruing to participants in the 2004 plan, must be approved by our shareholders.

Resale Restrictions.  Shares of common stock purchased under the 2004 plan (whether by the exercise of an option or by direct award or sale) by our officers and directors, or a beneficial owner of 10% or more of any class of our equity securities, will be eligible for resale in accordance with Rule 144 under the Securities Act of 1933.

Federal Income Tax Consequences

Under federal income tax law currently in effect, the optionee of an ISO will recognize no income upon the grant or exercise of the ISO.  However, the optionee will have a preference item for alternative minimum tax purposes upon exercise of the ISO in the amount by which the fair market value of the shares subject to the ISO at the time of exercise exceeds the exercise price.  If an optionee exercises an ISO and does not dispose of any of the shares acquired within two years following the date of the ISO’s grant or within one year following the date of exercise, then any gain realized upon the disposition of such shares will be taxable as capital gain.  If an optionee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or two years from the date of grant, any amount realized will be taxable as ordinary income in the year of the disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date, or the amount realized on the disposition of the shares, exceeds the exercise price.

There are no federal income tax consequences to us by reason of the grant or exercise of an ISO. In the event of a disqualifying disposition by an optionee, we will be generally entitled to a deduction in the tax year in which the disposition occurred to the extent the optionee recognized ordinary income.

Under federal income tax law currently in effect, the optionee of an NSO will recognize no income upon the grant of the NSO.  At the time the NSO is exercised, the optionee will recognize ordinary income in the amount by which the fair market value of the shares subject to the NSO at the time of exercise exceeds the exercise price, and we will be generally entitled to a deduction for the same amount (conditioned upon proper withholding).  Upon the optionee’s disposition of shares acquired pursuant to exercise of an NSO, the difference between the amount realized on the disposition and the fair market value of the shares on the exercise date will be a short- or long-term capital gain or loss, depending on how long the shares have been held.

Under federal income tax law currently in effect, nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant), and stock-based performance awards are generally subject to tax at the time of payment.

Accounting Treatment

Option grants or stock awards or sales made to employees under the 2004 plan that have fixed exercise or issue prices that are equal to or greater than the fair market value per share on the grant or issue date and that have a fixed number of shares associated with the award will not result in any direct charge to Metro One’s reported earnings.  However, the fair value of those awards is required to be disclosed in the notes to Metro One’s financial statements.  Metro One also must disclose, in the notes to its financial statements, the pro forma impact those awards would have upon Metro One’s reported earnings and earnings per share if the fair value of those awards at the time of grant were treated as compensation expense over the life of the award.

Option grants or stock awards or sales made to employees under the 2004 plan that have fixed exercise or issue prices that are less than the fair market value per share on the grant or issue date and that have a fixed number of shares associated with the award will result in a direct compensation expense in an amount equal to the excess of such fair market value over the exercise or issue price.  The expense must be amortized against Metro One’s earnings over the period that the options or issued shares are to vest.

The Financial Accounting Standards Board has issued an exposure draft of its proposed rule to expense employee stock options and otherwise address the accounting for equity-based compensation.  If approved, the proposed rule would require that grants of equity-based compensation be valued as of the date of the grant.  That value would then be charged as compensation expense in a company’s income statement, which compensation expense would usually be expensed over the vesting period of the equity-based compensation.  If the proposed rule is adopted, the applicable accounting treatment of stock option grants for most public companies, including Metro One, would change substantially.

Board Recommendation; Vote Required

The Board of Directors recommends a vote FOR approval of our 2004 Stock Incentive Plan.  This proposal will be approved if a majority of the votes cast on the proposal are voted for approval.  Abstentions are counted for purposes of determining whether a quorum exists but are treated as “no” votes in determining whether the proposal is approved.  Broker non-votes are counted for purposes of determining whether a quorum exists but are not counted and have no effect in determining whether the proposal is approved.

Ratification of Selection of Independent Auditors
(Proposal III)

The Audit Committee has selected Deloitte & Touche LLP as independent auditors for the year ending December 31, 2004.  Deloitte & Touche LLP has served as our independent auditors since 1995.  It is expected that representatives of Deloitte & Touche LLP will be present at the meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Board Recommendation; Vote Required

The Board has decided to ask the shareholders to ratify the selection and recommends that the shareholders vote FOR approval, although the selection of auditors is not required to be submitted to a vote of the shareholders.   If a quorum is present, the proposal will be adopted if the votes cast favoring the proposal exceed the votes cast opposing the proposal.  Abstentions are counted for purposes of determining whether a quorum exists but are treated as “no” votes in determining whether the proposal is approved.  Broker non-votes are counted for purposes of determining whether a quorum exists but are not counted and have no effect in determining whether the proposal is approved.

Principal Auditor Fees and Services

Type of Fees	2003	2002
Audit Fees (1)	$152,500	$126,500

Audit Related Fees (2)	6,000	6,300

Tax Fees (3)	26,600	27,000

All Other Fees (4)	0	0

Total:	$185,100	$159,800

(1)                                  Represents the aggregate fees billed by our principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (“Deloitte & Touche”) for professional services rendered for the audit of our annual financial statements and for the review of the financial statements included in our quarterly reports.

(2)                                  Represents the aggregate fees billed by Deloitte & Touche for assurance and related services that were reasonably related to the performance of the audit and review of our financial statements and consisted primarily of advisory services relating to compliance with the Sarbanes-Oxley Act of 2002 (the “Act”), including compliance with Section 404 of the Act, and, in 2002, due diligence associated with potential mergers and/or acquisitions.

(3)                                  Represents the aggregate fees billed by Deloitte & Touche for services related to tax compliance, tax advice and tax planning and consisted primarily of tax advice related to the structuring of certain new business ventures and, in 2002, documentation and analysis of research and development tax credits.

(4)                                  Represents the aggregate fees billed by Deloitte & Touche for all other services performed.

All audit-related services, tax services and other services rendered by Deloitte & Touche were pre-approved by our Audit Committee to the extent required, which concluded that the provision of those services was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Our Audit Committee has adopted a policy and procedure requiring approval before our independent auditor can be engaged to perform audit or non-audit services.  The services can be pre-approved by our Audit Committee or by any member of our Audit Committee to whom authority for pre-approval has been delegated, provided that no member has authority to approve any non-audit services that are expected to result in fees for the engagement or during any calendar year of over $50,000, or that are expected to be completed after 12 months from the date of the engagement.  Any approvals by a member are reported to our Audit Committee, for informational purposes, at its next regular meeting.

Our Audit Committee may, on a quarterly basis, pre-approve non-audit services, provided that the description is sufficiently detailed in order that the Committee knows precisely what services it is being asked to pre-approve and can make a well-reasoned assessment of the impact of those services on our outside auditor’s independence.  Our Audit Committee receives quarterly reports on all services rendered and fees billed by our independent auditors.

Corporate Governance

Composition of the Board of Directors

A majority of the directors are independent within the meaning of the Nasdaq Marketplace Rules.  Our independent directors are Messrs. Rutherford, Pringle, Usdan and Williams.

Director Nominations

Qualifications and Criteria for Candidates.  Our Corporate Governance Guidelines include criteria that apply to the screening and recommendation by our Corporate Governance and Nominating Committee of candidates to fill vacancies and to be nominated by the Board for election by our shareholders.  Under these criteria, candidates are considered on the basis of their integrity, experience, achievements, judgment, intelligence, understanding of the business in which Metro One is engaged, and willingness to devote adequate time to fulfilling the responsibilities as a director.  In recommending a candidate, the Committee considers the Board’s overall balance of diversity of perspectives, backgrounds and experience—all in the context of an assessment of the perceived needs of the Board.

The Committee also seeks to insure that at least a majority of the directors are independent under any applicable legal or regulatory standards, as well as the applicable listing standards of any market on which our stock is listed for trading.  In addition, the composition of our Board of Directors must be such that the members of the Audit Committee meet the financial literacy requirements under the applicable listing standards and at least one of the members of the Audit Committee qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

Process for Identifying and Evaluating Candidates.  Candidates may come to the attention of our Corporate Governance and Nominating Committee through current members of our Board of Directors or professional search firms.  In addition, the Committee will consider director candidates properly submitted by our shareholders or others.  Initially, the Committee will determine whether the candidates meet the requisite qualifications and criteria and have the specific qualities or skills being sought at that time.  The Committee evaluates the candidates by  reviewing their biographical information and qualifications and checking their references.  Qualified candidates are then interviewed by one or more members of the Committee.  Depending on the outcome of these interviews, candidates may meet with the Chief Executive Officer and members of the Board and, using the input from such interviews and the information obtained, the Committee evaluates whether the prospective candidate is qualified to serve as a director and determines if he or she should be recommended to the Board.  Candidates recommended by the Committee are then presented to the Board for selection as nominees for election by shareholders or for election by the Board to fill a vacancy.  The Committee expects that a similar process will be used to evaluate candidates recommended by our shareholders.

Shareholder Recommendations of Candidates.  The Corporate Governance and Nominating Committee will consider candidates recommended by shareholders.  Any such recommendations should be submitted in writing to the Committee c/o Secretary, Metro One Telecommunications, Inc., 11200 Murray Scholls Place, Beaverton, Oregon 9707, within the time frame described in the our bylaws under the caption “Shareholder Proposals for 2005 Annual Meeting of Shareholders” below and should (a) include the candidate’s name and qualifications for membership on our Board of Directors, and (b) all information relating to such candidate that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including the candidate’s written consent to being named in the proxy statement as the nominee and to serving as a director if elected).  In addition, our bylaws permit shareholders to nominate candidates for election as directors at shareholder meetings.  To nominate a candidate for election, shareholders must give notice in accordance with our bylaws, which require that the notice be received by our Secretary within the time periods described under “Shareholder Proposals for 2005 Annual Meeting of Shareholders.”

Nominees for Election at  the 2004 Annual Meeting.  Messrs. Rutherford and Usdan, the nominees for election as Class III directors at the 2004 Annual Meeting, have served as directors of Metro One since 1995 and 1997, respectively.  Mr. Henry, the nominee for election as a Class II director, is the Executive Vice President and Chief Operating Officer of Metro One and was elected to fill a vacancy in March 2004.

Director Compensation

Generally, directors who are not employees receive $20,000 as an annual fee, $3,000 plus expenses for each meeting attended in person and $1,000 plus expenses for each Board meeting attended by telephone.  Committee chairpersons and committee members receive $1,000 and $750, respectively, for each meeting attended.  Mr. Rutherford also receives $3,000 per month for his service as Chairman of the Board, plus an additional $1,000 per meeting for his service as Chairman of the Board.  This director compensation structure was recommended by the Compensation Committee and approved by the Board and became effective in February 2003.

Generally, directors who are not employees are granted non-qualified options to purchase 15,000 shares of common stock at the time of recruitment and 15,000 shares of common stock in October of each year.  In July of each year, Mr. Rutherford, the non-employee Chairman of the Board, is also granted a non-qualified option to purchase 21,428 shares of common stock.  All of these grants are vested and exercisable at the time of the grant and have exercise prices equal to the fair market value of our common stock on the date of grant.

Committees of Our Board of Directors

Our Board of Directors has an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.

Audit Committee.  The Audit Committee currently consists of Messrs. Pringle, Usdan and Williams, all of whom are independent within the meaning of the Nasdaq Marketplace Rules.  Mr. Pringle is the Chairman.  Our Board of Directors has determined that Mr. Usdan, who became a member of the Committee in July 2003, satisfies the requirements for an “audit committee financial expert” pursuant to the rules adopted by the Securities and Exchange Commission.  Mr. Olkkonen had been a member of the Audit Committee until his resignation as a director in November 2003.

The purpose of this Committee is to oversee the accounting and financial reporting processes of Metro One and audits of its financial statements.  The Committee operates under a written charter, a copy of which is attached as Appendix B to this proxy statement.

Compensation Committee.  The Compensation Committee currently consists of Messrs. Pringle and Usdan, both of whom are independent within the meaning of the Nasdaq Marketplace Rules.  Mr. Usdan has been the Chairman since February 2004, and both he and Mr. Pringle had separately served as Chairman for part of 2003.  Ms. Mattila and Mr. Olkkonen, both of whom resigned as directors in November 2003, had served on the Committee during part of 2003.

The purpose of this Committee is to assist the Board in the discharge of its responsibil-ities relating to executive officer and director compensation and to oversee incentive, equity-based and other compensatory plans in which officers and key employees of Metro One participate.

Corporate Governance and Nominating Committee.  The Corporate Governance and Nominating Committee, which resulted from the combination of the Corporate Governance Committee and the Nominating Committee, currently consists of Messrs. Pringle and Rutherford, both of whom are independent within the meaning of the Nasdaq Marketplace Rules.  Mr. Rutherford is the Chairman.  Messrs. Usdan and Williams had been members of the Committee’s predecessors.

The purpose of this Committee is to identify individuals qualified to serve as directors, recommend to the Board of Directors nominees for election as directors, evaluate the Board’s performance, develop and recommend to the Board corporate governance guidelines and codes of ethics and conduct, and generally to provide oversight with respect to corporate governance and ethical conduct.  The Committee operates under a written charter, a copy of which is attached as Appendix C to this proxy statement.

Attendance at Board, Committee and Shareholder Meetings

During 2003, the Board of Directors held five meetings.  Also, during 2003, the Audit Committee met four times, the Compensation Committee met once, and the Corporate Governance and Nominating Committee met once.  Each incumbent director attended at least 75% of the aggregate of the total number of meetings held and the total number of meetings held by all committees of the Board on which he served during the period that he served.

Under our Corporate Governance Guidelines, directors are expected to attend our annual meetings of shareholders.  All of our directors attended our 2003 annual meeting of shareholders.

Codes of Conduct and Ethics

We have adopted a “Code of Business Conduct and Ethics” applicable to our employees, officers and directors and a “Code of Ethics” applicable to our Chief Executive Officer and our senior financial officers.  Shareholders may obtain, free of charge, a copy of our Code of Business Conduct and Ethics and our Code of Ethics by writing to Investor Relations, Metro One Telecommunications, Inc., 11200 Murray Scholls Place, Beaverton, Oregon 97007.  We intend to satisfy the disclosure requirements regarding any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics or Code of Ethics that applies to our principal executive officer, principal financial officer or principal accounting officer by disclosing such matters in the Investor Relations section of our website at www.metro1.com and by filing a Form 8-K with the Securities and Exchange Commission within five business days.

Audit Committee Report

As part of its ongoing activities, the Audit Committee has:

•                  Reviewed and discussed with Metro One’s management and its independent auditing firm, Deloitte & Touche LLP, Metro One’s audited financial statements for the year ended December 31, 2003;

•                  Discussed with Deloitte & Touche LLP the matters required to be discussed by the Codification of Statements on Auditing Standards No. 61, “Communications with Audit Committees,” as amended;

•                  Received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with Deloitte & Touche LLP its independence; and

•                  Discussed with Metro One’s management and Deloitte & Touche LLP other matters and received such assurances from them as we deemed appropriate.

Management is responsible for Metro One’s system of internal controls and the financial reporting process.  Deloitte & Touche LLP is responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  Our Committee’s responsibility is to monitor and oversee these procedures.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited annual financial statements be included in Metro One’s Annual Report on Form 10-K for the year ended December 31, 2003.

The Audit Committee:
Roger L. Pringle, Chairman
James M. Usdan
David A. Williams

Compensation Committee Report

Compensation Philosophy.  The Compensation Committee of the Board of Directors, which is responsible for reviewing and evaluating the compensation of Metro One’s executive officers, approves and recommends to the Board of Directors compensation and award levels for executive officers.  With regard to compensation actions affecting Mr. Timmins, all of the members of the Board of Directors except for Mr. Timmins act as the approving body.

Metro One’s executive compensation program has been designed to:

•                  Support a pay-for-performance policy that is tied to corporate and individual performance;

•                  Motivate executive officers to achieve strategic business initiatives and reward them for their achievement;

•                  Provide compensation opportunities which are comparable to those offered by similarly-sized telecommunications and technology-based companies; and

•                  Align the interests of executives with the long-term interests of shareholders through award opportunities that can result in ownership of common stock.

The executive compensation program is comprised of a base salary, performance bonuses and long-term incentive opportunities in the form of stock options, along with benefits offered to all Metro One employees.

Base Salaries.  The 2003 base salaries of Metro One’s executive officers were established by the Board of Directors effective January 2003, except for that of Mr. Timmins, which is established by employment contract effective January 2003.  In approving those salaries, the Compensation Committee considered information about salaries paid by companies of comparable size in the telecommunications outsourcing industry, individual performance, position, and internal comparability considerations.  While all of these factors were considered, the Compensation Committee did not assign specific weights to any of these factors.

Performance Bonuses.  As part of its philosophy of offering compensation packages that align compensation with business objectives and performance, Metro One provides for payment of cash bonuses to executive officers based upon achieving performance targets or strategic objectives.  In 2003, performance bonuses were awarded to certain executive officers based primarily on the substantial efforts they expended in connection with the introduction of the Infone® service.

Stock Plans.  The long-term, performance-based compensation of executive officers currently takes the form of option awards under Metro One’s 1994 Stock Incentive Plan, which is designed to align a significant portion of the executive compensation program with long-term shareholder interests.  The plan permits the granting of several different types of stock-based awards, including grants of stock options and direct awards and sales of shares.  The Compensation Committee believes that equity-based compensation ensures that Metro One’s executive officers have a continuing stake in the long-term success of Metro One.  All options granted by Metro One have been granted with an exercise price greater than or equal to the market price of its common stock on the date of grant and, accordingly, will only have value if Metro One’s stock price increases.  In granting options or awarding or selling shares under the stock incentive plan, the Compensation Committee generally takes into account each executive’s performance, responsibilities, relative position and past grants.

Chief Executive Officer Compensation.  Metro One originally entered into an employment agreement with Mr. Timmins in 1995.  Effective as of January 1, 2003, Metro One entered into a new two-year employment agreement with Mr. Timmins.  This agreement provides for an annual base salary of $180,000, reflecting a 10% voluntary reduction in the base annual compensation provided for in Mr. Timmins’ previous employment contract, and also provides for discretionary bonuses to be awarded based on factors determined and approved by the Board of Directors or the Compensation Committee.  In developing its recommendations regarding Mr. Timmins’ compensation, the Committee considered a number of factors, including analyses of compensation in similarly-sized companies in the telecommunications outsourcing industry, analyses of compensation levels in similar companies in Metro One’s local geographic area and Metro One’s revenue and net income results over the past several years.

The current employment agreement also provides for payment to Mr. Timmins of one additional year of base salary in the event of termination of employment upon death or for reasons other than cause, six months additional base salary due to disability, or six months additional base salary if for cause.  Under the employment agreement, Mr. Timmins has been granted certain indemnification rights.  In addition, the employment agreement prevents Mr. Timmins from competing with Metro One or soliciting the employment of other individuals employed by Metro One during Mr. Timmins’ employment and for a period of one year thereafter.  Under the employment agreement, Mr. Timmins may not disclose Metro One’s confidential information to outsiders during employment and for a period of two years thereafter.

Significant Compensation.  As a result of changes to the Internal Revenue Code adopted in 1993, publicly held corporations generally are not permitted a federal income tax deduction for compensation to be paid to certain officers to the extent that such an officer’s compensation exceeds $1 million in a taxable year.  An exception may apply to certain performance-based payments that are approved in advance by a majority vote of the shareholders.  The Compensation Committee has not adopted any formal policy concerning the application of this limitation when an officer merits compensation in excess of the limitation.  The Compensation Committee will continue to review and monitor the issue.

The Compensation Committee:
James M. Usdan, Chairman
Roger L. Pringle

Management

Executive Officers

The following table sets forth certain information with respect to our executive officers:

Name

Age

Position With Metro One

Timothy A. Timmins

47

President, Chief Executive Officer and Director

Gary E. Henry

47

Executive Vice President - Chief Operating Officer, Secretary and Director

Karen L. Johnson

54

Senior Vice President - Corporate Development

Dale N. Wahl

60

Senior Vice President - Chief Financial Officer

James P. Liggett

42

Senior Vice President - Enterprise Marketing

Duane C. Fromhart

49

Vice President - Finance

Information concerning Mr. Timmins and Mr. Henry is set forth under “Election of Directors - Nominees and Directors.”  The Board of Directors appoints the executive officers, who serve at the discretion of the Board.

Karen L. Johnson joined Metro One in 1993 and since 1998 has served as Senior Vice President - Corporate Development.  From 1993 to 1998, she served as Vice President - Controller.  From 1989 to 1993, she was the Financial Operations Manager for Care Medical Equipment, Inc. and Care Ambulance, Inc.  Ms. Johnson is a certified public accountant with a Bachelor of Arts degree from St. Olaf College and performed post-graduate work in accounting and business administration at Portland State University.

Dale N. Wahl joined Metro One in August 2000 and serves as Senior Vice President – Chief Financial Officer.  From 1982 to 1998, he held several executive positions with NIKE, Inc., a shoe and apparel company, in a variety of areas including finance, administration and general management.  From 1975 to 1982, he served as Vice President – Finance for Northwest Marine Iron Works, a ship repair, electrical and structural steel contractor.  Mr. Wahl is a certified public accountant with a Bachelor of Business Administration degree in Accounting and a Masters degree in Business Administration from the University of Oregon.

James P. Liggett joined Metro One in 2004 and serves as Senior Vice President - Enterprise Marketing.  From 2002 to the present, Mr. Liggett has been engaged in the ownership restructuring of The First National Bank in Utica, Nebraska.  His family has owned the bank since 1882.  Mr. Liggett has served on the bank’s board of directors for 22 years and as President and owner since 2003, although his role is part-time and he is an absentee owner.   From 2000 to 2003, he was Senior Vice President of Business Development for Qsent, Inc. a data reseller.

From 1995 to 2000, he was the Vice President of Sales for XO Interactive, a national interactive voice response and web services provider.  From 1991 to 1995, he served McCaw Cellular/AT&T Wireless Services in a variety of positions of increasing responsibility, ultimately, as Director of Sales and Marketing in Oregon.  From 1983 to 1991, he held a variety of positions with Procter & Gamble in Sales Management.  Mr. Liggett holds a Bachelor of Arts degree in History from the University of Kansas.

Duane C. Fromhart joined Metro One in April 2000 and since then has served as Vice President - Finance.  From 1996 to 2000, he served as Vice President and Controller of Analogy, Inc., a software development company.  From 1990 to 1996, he held various positions, including Manager, in the Audit and Business Advisory Services division of Arthur Andersen, LLP.  Mr. Fromhart is a certified public accountant with a Bachelor’s degree from Pacific Lutheran University and attended post-graduate studies in business and accounting at Portland State University.

Executive Compensation

The following table sets forth, for the years indicated, certain summary information concerning compensation of our Chief Executive Officer and our four other most highly paid executive officers whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 2003.

Summary Compensation Table

				Long-Term Compensation
	Annual Compensation			Awards
Name and Principal Position	Year	Salary	Bonus	Securities Underlying Options (#)

Timothy A. Timmins President, Chief Executive Officer and Director	2003	$180,551	$370,000	50,000
	2002	$200,384	$0	0
	2001	$199,231	$921,500	0

Gary E. Henry Executive Vice President - Chief Operating Officer, Secretary	2003	$294,362	$101,000	50,000
	2002	$314,020	$600	50,000
	2001	$296,918	$100,000	60,000

Karen L. Johnson Senior Vice President - Corporate Development	2003	$158,241	$17,500	5,000
	2002	$164,324	$7,500	5,000
	2001	$155,627	$2,500	15,000

Dale N. Wahl Senior Vice President - Chief Financial Officer	2003	$143,756	$78,333	7,500
	2002	$149,278	$35,000	15,000
	2001	$129,244	$244,000	0

Duane C. Fromhart Vice President - Finance	2003	$111,936	$0	2,500
	2002	$113,525	$25,000	3,500
	2001	$115,502	$30,000	30,000

Option Grants

During the year ended December 31, 2003, the following named executive officers were granted options to purchase common stock pursuant to Metro One’s 1994 Stock Incentive Plan.

Option Grants in 2003

Individual Grants					Potential Realizable
Name	Number of Securities Underlying Options Granted(#) (1)	% of Total Options/ Granted to Employees in Fiscal Year	Exercise or Base Price($/Sh)	Expiration Date	Value at Assumed
					Rates of Stock Price
					Appreciation for
					Option Term
					5%	10%
Timothy A. Timmins	50,000	12.2%	$5.10	2/10/2013	$160,500	$406,500

Gary E. Henry	50,000	12.2%	$5.10	2/10/2013	$160,500	$406,500

Karen L. Johnson	5,000	1.2%	$5.10	2/10/2013	$16,050	$40,650

Dale N. Wahl	7,500	1.8%	$5.10	2/10/2013	$24,075	$60,975

Duane C. Fromhart	2,500	0.6%	$5.10	2/10/2013	$8,025	$20,325

(1)          The options become exercisable in quarterly increments over a four-year period, subject to early termination in the event of termination of employment, disability or death.

The following table provides information regarding exercises of options during 2003 and unexercised options held, as of December 31, 2003, by the named executive officers.

Option Exercises in 2003 and 2003 Year-End Option Values

Name	Shares Acquired On Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options At 2003 Year-End(#) Exercisable/ Unexercisable	Value of Unexercised In-the- Money Options at 2003 Year-End (1) Exercisable/ Unexercisable

Timothy A. Timmins	0	$0	564,348/40,625	$0/$0
Gary E. Henry	0	$0	215,423/83,750	$0/$0
Karen L. Johnson	0	$0	117,073/10,624	$0/$0
Dale N. Wahl	0	$0	91,408/36,092	$0/$0
Duane C. Fromhart	0	$0	35,753/15,247	$0/$0

(1)          Based on the market value of the underlying securities at year-end, less the exercise price.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table contains information as of December 31, 2003, with respect to compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,889,000	$12.18	902,784
Equity compensation plans not approved by security holders	—	—	—
Total	2,889,000	$12.18	902,784

Principal Shareholders

The following table shows certain information regarding the beneficial ownership of our common stock as of April 7, 2004 by the following:

•                  Each person we know to beneficially own more than 5% of the outstanding shares of our common stock;

•                  Each director;

•                  Each named executive officer; and

•                  All directors and named executive officers as a group.

Named Executive Officers, Directors and 5% Shareholders	Shares Beneficially Owned (1)		Percent of Class (1)

Fidelity Management & Research Company 82 Devonshire Street Boston, Massachusetts 01209	2,674,785	(2)	10.8%

Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	1,928,287	(3)	7.8%

U.S. Trust Corp 114 W. 47th Street New York, NY 10036	1,829,257	(4)	7.4%

Timothy A. Timmins	606,510		2.4%

William D. Rutherford	303,137		1.2%

Gary E. Henry	238,373		*

David Williams	195,001		*

James M. Usdan	120,450		*

Karen L. Johnson	119,563		*

Dale N. Wahl	112,033		*

Duane C. Fromhart	43,479		*

Roger L. Pringle	30,000		*

All directors and executive officers as a group (11 persons)	1,768,546		7.1%

*                 Less than one percent

(1)                      For purposes of this table, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting power and investment power with respect to shares.  We believe that, except as indicated in the other footnotes to this table, the persons listed above have sole investment and voting power with respect to their shares of common stock.  Applicable percentage ownership in the table is based on 24,775,341 shares of common stock outstanding as of April 7, 2004.  Shares issuable upon the exercise of outstanding stock options that are currently exercisable or become exercisable within 60 days of April 7, 2004 are considered outstanding for purposes of calculating the percentage owned by a person, but not for purposes of calculating the percentage owned by any other person.  The numbers of shares that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days are as follows:  Timothy Timmins – 570,598; William Rutherford – 235,709; James Usdan – 120,000; Roger Pringle – 30,000; Gary Henry – 231,674; Karen Johnson – 119,263; David Williams – 75,000; Dale Wahl – 107,347; Duane Fromhart – 42,129.

(2)                      Based solely on information provided in a Schedule 13G/A, filed with the Securities and Exchange Commission on February 17, 2004.  Fidelity is a wholly-owned subsidiary of FMR Corp. and is a registered investment advisor acting for various investment companies who have the right to receive dividends or proceeds from the sale of the shares held.  One of the investment companies, Fidelity Low Priced Stock Fund, is the beneficial owner of 2,469,785 shares, or approximately 10.0% of Metro One’s outstanding common stock.

(3)                      Based solely on information provided in a Schedule 13G, filed with the Securities and Exchange Commission on February 17, 2004.  The shares are held in trust accounts for the economic benefit of the beneficiaries of those accounts.

(4)                      Based solely on information provided in a Schedule 13G, filed with the Securities and Exchange Commission on February 17, 2004.

Performance Graph

The following graph compares the cumulative total shareholder return on our common stock for the five-year period beginning December 31, 1998, and ending December 31, 2003, as compared with the cumulative total return on the Russell 2000 Index and our SIC Code Index (SIC Code 4899 – Communications Services).  We believe that our SIC Group Index provides a broad, appropriate and indicative representation of our cumulative shareholder return.

This graph assumes an investment of $100 on December 31, 1998 in each of our common stock, the Russell 2000 Index and our SIC Group Index, and assumes reinvestment of dividends, if any.  The stock price performance shown on the graph below is not necessarily indicative of future stock price performance.

Representation Of Data Points Used In The Performance Graph

	Metro One	Russell 2000	SIC Code
12/31/98	100.00	100.00	100.00
12/31/99	98.11	119.59	140.86
12/31/00	188.68	114.43	72.10
12/31/01	342.28	115.60	30.39
12/31/02	72.98	90.65	12.42
12/31/03	28.85	131.78	28.30

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of our common stock and to furnish us with copies of all Section 16(a) forms they file.  To our knowledge, based solely on review of the copies of such reports furnished to us, we believe that, with the following exceptions, during fiscal year 2003 our directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.  Form 4 reports that were due by February 12, 2003 were not filed for the following executive officers until March 21, 2003:  Duane Fromhart, Gary Henry (who is also a director), Karen Johnson, Timothy Timmins (who is also a director), and Dale Wahl.  A Form 4 report that was due by February 12, 2003 for Roger Pringle, a director, was not filed with the Commission until March 21, 2003.  A Form 3 report that was due by June 9, 2003 for Helena Mattila, a director, was not filed with the Commission until August 25, 2003.

Other Business

The Board of Directors does not know of any matters other than those described in the notice of annual meeting that are to come before the meeting.  If any other matters are properly brought before the meeting or any adjournments or postponements of the meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters in accordance with their best judgment.

Shareholder Proposals
For 2005 Annual Meeting of Shareholders

Under Metro One’s bylaws, nominations for election to the Metro One Board of Directors and proposals for other business to be transacted by the Metro One shareholders at an annual meeting of shareholders may be made by a shareholder (as distinct from Metro One) only if the shareholder is entitled to vote at the meeting and has given Metro One’s secretary timely written notice that complies with the notice requirements of our bylaws.  In addition, business other than a nomination for election to the Board must be a proper matter for action under Oregon law and Metro One’s articles of incorporation and bylaws.  Among other requirements, the written notice must be delivered to Metro One’s secretary at Metro One’s principal executive offices by not less than 60 days and not more than 90 days prior to the date of the annual meeting.  However, if less than 60 days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, the notice, to be timely, must be so delivered by the close of business on the 10th day following the earlier of the day on which notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made.

Separate and apart from the required notice described in the preceding paragraph, rules promulgated by the Securities and Exchange Commission under the Securities Exchange Act entitle a shareholder in certain instances to require Metro One to include that shareholder’s proposal (but not that shareholder’s nominees for director) in the proxy materials distributed by Metro One for its next annual meeting of shareholders.  Any shareholder of Metro One who wishes to present a proposal for inclusion in Metro One’s proxy solicitation materials for the

2005 annual meeting must set forth the proposal in writing, file it with Metro One’s secretary on or before December 28, 2004, and meet the other requirements for inclusion contained in the Securities and Exchange Commission’s shareholder proposal rules.

Cost of Solicitation

We will bear the cost of soliciting proxies.  In addition to use of the mail, proxies may be solicited personally or by telephone by our directors, officers and employees, who will not be additionally compensated for these activities.  Solicitation may be made personally, or by mail, facsimile, telephone, telegraph or messenger.  We will also request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from these beneficial owners.  We will reimburse these persons for their reasonable expenses incurred in that process.

Additional Information

A copy of our annual report to shareholders for the fiscal year ended December 31, 2003 accompanies this proxy statement.  We are required to file an annual report on Form 10-K for our fiscal year ended December 31, 2003 with the Securities and Exchange Commission.  The Commission maintains a website, www.sec.gov, which contains reports, proxy statements, and certain other information filed electronically by us with the Commission.  Shareholders may obtain, free of charge, a copy of the Form 10-K, without exhibits, by writing to Investor Relations, Metro One Telecommunications, Inc., 11200 Murray Scholls Place, Beaverton, Oregon 97007 or visiting our website at www.metro1.com.

Appendix A

Metro One Telecommunications, Inc.

2004 STOCK INCENTIVE PLAN

1.                                       Purposes of the Plan.  The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company’s business.

Options granted hereunder may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or “nonqualified stock options,” at the discretion of the Board and as reflected in the terms of the written option agreement.  In addition, shares of the Company’s Common Stock may be Sold hereunder independent of any Option grant.

2.                                       Definitions.  As used herein, the following definitions shall apply:

(a)                                  “1994 Plan” shall mean the Company’s 1994 Stock Incentive Plan.

(b)                                 “Board” shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

(c)                                  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)                                 “Common Stock” shall mean the Common Stock of the Company.

(e)                                  “Company” shall mean Metro One Telecommunications, Inc., an Oregon corporation.

(f)                                    “Committee” shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

(g)                                 “Consultant” shall mean any person who is engaged by the Company or any Subsidiary to render consulting services and is compensated for such consulting services and any director of the Company whether compensated for such services or not.

(h)                                 “Continuous Status as an Employee or Consultant” shall mean the absence of any interruption or termination of service as an Employee or Consultant.  Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(i)                                     “Employee” shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company.  The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

(j)                                     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)                                  “Immediate Family” shall mean, with respect to a particular Optionee, the Optionee’s spouse, children and grandchildren and such other persons as the Board from time to time may determine, subject to such conditions as the Board may prescribe from time to time.

(l)                                     “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(m)                               “Nonqualified Stock Option” shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(n)                                 “Option” shall mean a stock option granted pursuant to the Plan.

(o)                                 “Optioned Stock” shall mean the Common Stock subject to an Option.

(p)                                 “Optionee” shall mean an Employee or Consultant who receives an Option.

(q)                                 “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424 of the Code.

(r)                                    “Plan” shall mean this 2004 Stock Incentive Plan.

(s)                                  “Sale” or “Sold” shall include, with respect to the sale of Shares under the Plan, the sale of Shares for consideration in the form of cash or notes, as well as a grant of Shares without consideration, except past or future services.

(t)                                    “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(u)                                 “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424 of the Code.

3.                                       Stock Subject to the Plan.  Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and/or Sold under the Plan is a number of Shares of Common Stock equal to  (a)  5,520,000 Shares, being the maximum number of Shares available under the 1994 Plan, minus (b) the number of Shares issued or issuable upon exercise of options granted under the 1994 Plan prior to the date of

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approval of the Plan and the number of Shares awarded or sold under the 1994 Plan, plus (c) the number of any Shares subject to stock options granted under the 1994 Plan which have expired or will expire, or for any reason have been or will be cancelled or terminated, without being exercised, plus (d) the number of any Shares of restricted stock granted under the 1994 Plan that have been or will be forfeited, terminated, cancelled or otherwise reacquired by the Company without having become vested.  The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future Option grants and/or Sales under the Plan.

4.                                       Administration of the Plan.

(a)                                  Procedures.  The Plan shall be administered by the Board of Directors of the Company.

The Board of Directors may appoint a Committee consisting of not less than two (2) members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe.  Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors.  From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

Members of the Board who are either eligible for Options and/or Sales or have been granted Options or Sold Shares may vote on any matters affecting the administration of the Plan or the grant of any Options or Sale of any Shares pursuant to the Plan, except that no such member shall act upon the granting of an Option or Sale of Shares to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options or Sale of Shares to him.

(b)                                 Powers of the Board.  Subject to the provisions of the Plan, the Board shall have the authority, in its discretion:  (i) to grant Incentive Stock Options in accordance with Section 422 of the Code, or Nonqualified Stock Options;  (ii) to authorize Sales of Shares of Common Stock hereunder;  (iii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock;  (iv) to determine the exercise/purchase price per Share of Options to be granted or Shares to be Sold, which exercise/purchase price shall be determined in accordance with Section 8(a) of the Plan;  (v) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;  (vi) to determine the Employees or Consultants to whom, and the time or times at which, Shares shall be Sold and the number of Shares to be Sold;  (vii) to interpret the Plan;  (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;  (ix) to determine the terms and

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provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;  (x) to determine the terms and provisions of each Sale of Shares (which need not be identical) and, with the consent of the purchaser thereof, modify or amend each Sale;  (xi) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option;  (xii) to accelerate or defer (with the consent of the Optionee or purchaser of Shares) the vesting restrictions applicable to Shares Sold under the Plan or pursuant to Options granted under the Plan;  (xiii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Sale of Shares previously granted or authorized by the Board;  (xiv) to determine the restrictions on transfer, vesting restrictions, repurchase rights, or other restrictions applicable to Shares issued under the Plan;  (xv) to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or different numbers of Shares, but having an Option price per Share consistent with the provisions of Section 8 of this Plan as of the date of the new Option grant;  (xvi) to establish, on a case-by-case basis, different terms and conditions pertaining to exercise or vesting rights upon termination of employment, whether at the time of an Option grant or Sale of Shares, or thereafter; and  (xvii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c)                                  Effect of Board’s Decision.  All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan or Shares Sold under the Plan.

5.                                       Eligibility.

(a)                                  Persons Eligible.  Options may be granted and/or Shares Sold only to Employees and Consultants.  Incentive Stock Options may be granted only to Employees.  An Employee or Consultant who has been granted an Option or Sold Shares may, if he is otherwise eligible, be granted an additional Option or Options or Sold additional Shares.

(b)                                 ISO Limitation.  No Incentive Stock Option may be granted to an Employee which, when aggregated with all other Incentive Stock Options granted to such Employee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more Incentive Stock Options during any calendar year.

(c)                                  Section 5(b) Limitations.  Section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an “Incentive Stock Option Agreement” which sets forth the intention of the Company and the Optionee that such Option shall qualify as an Incentive Stock Option.  Section 5(b) of the Plan shall not apply to any Option evidenced by a “Nonqualified Stock Option Agreement” which sets forth the intention of the Company and the Optionee that such Option shall be a Nonqualified Stock Option.

(d)                                 No Right to Continued Employment.  The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting

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relationship with the Company, nor shall it interfere in any way with his right or the Company’s right to terminate his employment or consulting relationship at any time.

6.                                       Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 17 of the Plan.  It shall continue in effect until November 30, 2006, unless sooner terminated under Section 13 of the Plan.

7.                                       Term of Option.  The term of each Incentive Stock Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement.  The term of each Nonqualified Stock Option shall be ten (10) years and one (1) day from the date of grant thereof or such other term as may be provided in the Stock Option Agreement.  However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, (a) if the Option is an Incentive Stock Option, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement, or (b) if the Option is a Nonqualified Stock Option, the term of the Option shall be five (5) years and one (1) day from the date of grant thereof or such other term as may be provided in the Stock Option Agreement.

8.                                       Exercise/Purchase Price and Consideration.

(a)                                  Exercise/Purchase Price.  The per-Share exercise/purchase price for the Shares to be issued pursuant to exercise of an Option or a Sale (other than a Sale which is a grant for which no purchase price is payable) shall be such price as is determined by the Board, but shall be subject to the following:

(i)                                     In the case of an Incentive Stock Option

(A)                              granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the fair market value per Share on the date of the grant.

(B)                                granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

(ii)                                  In the case of a Nonqualified Stock Option or Sale

(A)                              granted or Sold to a person who, at the time of the grant of such Option or authorization of such Sale, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise/purchase price shall be no less than one hundred ten percent

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(110%) of the fair market value per Share on the date of the grant or authorization of Sale, unless otherwise expressly determined by the Board of Directors;

(B)                                granted or Sold to any other person, the per Share exercise/purchase price shall be no less than eighty-five percent (85%) of the fair market value per Share on the date of grant or authorization of Sale, unless otherwise expressly determined by the Board of Directors.

(C)                                Any determination to sell stock at less than fair market value on the date of the grant or authorization of Sale shall be accompanied by an express finding by the Board of Directors specifying that the sale is in the best interest of the Company, and specifying both the fair market value and the grant or sale price of the stock.

(iii)                               In the case of an Option granted or Sale authorized on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six (6) months after the termination of such registration, the per Share exercise/purchase price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant or authorization of Sale.

(b)                                 Fair Market Value.  The fair market value per Share shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing price of the Common Stock for the date of grant or authorization of Sale, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option or authorization of Sale, as reported in The Wall Street Journal.

(c)                                  Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option or pursuant to a Sale, including the method of payment, shall be determined by the Board and may consist in whole or part of:

(i)                                     cash;

(ii)                                  check;

(iii)                               promissory note;

(iv)                              transfer to the Company of Shares having a Fair Market Value at the time of such exercise equal to the Option exercise price; or

(v)                                 delivery of instructions to the Company to withhold from the Shares that would otherwise be issued on the exercise that number of Shares having a Fair Market Value at the time of such exercise equal to the Option exercise price.

If the Fair Market Value of the number of whole Shares transferred or the number of whole Shares surrendered is less than the total exercise price of the Option, the shortfall must be made up in cash or by check.

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9.                                       Exercise of Option.

(a)                                  Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company.  Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan.  Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements.  An Optionee must also provide a duly executed copy of any stock transfer agreement then in effect and determined to be applicable by the Board.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)                                 Termination of Status as an Employee or Consultant.  If an Employee or Consultant ceases to serve as an Employee or Consultant (as the case may be), he may, but only within three (3) months (or such other period of time not exceeding the limitations of Section 7 above as is determined by the Board at the time of grant of an Option or thereafter) after the date he ceases to be an Employee or Consultant (as the case may be) of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination.  To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

(c)                                  Disability of Optionee.  Notwithstanding the provisions of Section 9(b) above, in the event an Employee or Consultant is unable to continue his employment or consulting relationship (as the case may be) with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within twelve (12) months (or such other period of time not exceeding the limitations of Section 7 above as is determined by the Board at the time of grant of an Option or thereafter) from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such

7

termination.  To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

(d)                                 Death of Optionee.  In the event of the death of an Optionee during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months (or such other period of time not exceeding the limitations of Section 7 above as is determined by the Board at the time of grant of an Option or thereafter) following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise as of the date of death.

10.                                 Limits on Transfer of Options.  An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will, or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee or, if incapacitated, by his or her legal guardian or legal representative.  Notwithstanding the foregoing, the Board may, in its discretion, permit the transfer of any Nonqualified Stock Option to (i) members of the Optionee’s Immediate Family, (ii) a trust in which the Optionee and/or members of the Optionee’s Immediate Family have more than 50% of the beneficial interest, or (iii) any other entity in which only the Optionee and/or members of the Optionee’s Immediate Family own all of the voting interests; provided that an Option shall terminate immediately if it has been transferred to an entity (other than a trust) as permitted above and any person who is not a member of the Optionee’s Immediate Family becomes the owner of a voting interest in such entity.  Upon such a transfer, such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, including Section 9 as it applies to the Optionee ceasing to serve as an Employee or Consultant or to the death of disability of the Optionee, but for all other purposes of this Plan, the members of the Optionee’s Immediate Family, trustee or other entity will be entitled to all the rights of the Optionee with respect to the transferred Option and the term “Optionee” shall be deemed to refer to the transferee.  Any such transfer shall be (i) permitted only if the Optionee does not receive any consideration therefor and the transfer is expressly approved by the Board, and (ii) shall be evidenced by an appropriate written document executed by the Optionee in a form satisfactory to the Company and a copy thereof shall be delivered to the Company on or prior to the effective date of the transfer.

11.                                 Adjustments Upon Changes in Capitalization or Merger.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or Sales made or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued

8

shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.  The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice or such shorter period as the Board may specify in the notice, and the Option will terminate upon the expiration of such period.

12.                                 Time of Granting Options.  The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option.  Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

13.                                 Amendment and Termination of the Plan.

(a)                                  Amendment and Termination.  The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that if required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment shall be made more than once every six months that would change the amount, price or timing of the option grants, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the rules and regulations promulgated thereunder; and provided, further, that, if required to qualify the Plan under Rule 16b-3, no amendment shall be made without the approval of the stockholders of the Company in the manner described in Section 17 of the Plan if the amendment would:

(i)                                     increase the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

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(ii)                                  make a change in the designation of the class of Employees or Consultants eligible to be granted Options; or

(iii)                               if the Company has a class of equity security registered under Section 12 of the Exchange Act at the time of such revision or amendment, cause any material increase in the benefits accruing to participants under the Plan.

(b)                                 Stockholder Approval.  If any amendment requiring stockholder approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity security by the Company under Section 12 of the Exchange Act, such stockholder approval shall be solicited as described in Section 17 of the Plan.

(c)                                  Effect of Amendment or Termination.  Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

14.                                 Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of an Option or a Sale unless the exercise of such Option or consummation of the Sale and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option or a Sale, the Company may require the person exercising such Option or to whom Shares are being Sold to represent and warrant at the time of any such exercise or Sale that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

15.                                 Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

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16.                                 Option Agreement.  Options shall be evidenced by written option agreements in such form as the Board shall approve.

17.                                 Stockholder Approval.  Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted.  If such stockholder approval is obtained at a duly held stockholders’ meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, such holders being present or represented and entitled to vote thereon.  If and in the event that the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, the approval of such stockholders of the Company shall be:

(a)                                  Solicitation.

(i)                                     solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or

(ii)                                  solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

(b)                                 Time.  Obtained at or prior to the first annual meeting of stockholders held subsequent to the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act.

If such stockholder approval is obtained by written consent, it must be obtained by the written consent of stockholders of the Company in compliance with the requirements of applicable state law.

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Appendix B

AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors

of

Metro One Telecommunications, Inc.

I.                                        Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Metro One Telecommunications, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements.  The Committee is not responsible, however, for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

II.                                   Composition

The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be “independent” as defined in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Rules and Regulations (the “Regulations”) of the Securities and Exchange Commission (the “Commission”) under the Exchange Act, and the rules of the National Association of Securities Dealers, Inc. (the “NASD”) pertaining to listing on the Nasdaq National Market.  All members of the Committee shall meet the basic financial knowledge requirements of the NASD rules, and at least one member shall be an “audit committee financial expert” as defined in the Regulations by the time such Regulations become applicable to the Company and shall otherwise meet the financial experience and sophistication requirements of the NASD rules.

III.                              Responsibilities and Duties

A.                                   Outside Auditor

1.                                       The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s outside auditor (including resolution of any disagreements between management and the outside auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; it being acknowledged that the outside auditor shall report directly to the Committee and is ultimately accountable to the Board and the Committee, as representatives of the shareholders.

2.                                       The Committee shall ensure that, as soon as practicable after the adoption of registration guidelines or rules by the Public Company Accounting Public Oversight Board and at all times thereafter, the Company’s outside auditor is a “registered public accounting firm” as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002.

3.                                       The Committee shall receive from the outside auditor a formal written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard No. 1, shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and shall take (or recommend that the Board take) appropriate action to oversee the independence of the outside auditor.

4.                                       All audit and permissible non-audit services to be provided to the Company by its outside auditor shall be pre-approved by the Committee as set forth in Section 10A(i) of the Exchange Act and the Regulations.

B.                                     Review Procedures

1.                                       The Committee shall meet with management and the outside auditor to discuss the annual financial statements and the report of the outside auditor thereon (including discussing the matters described in SAS 61 with the outside auditor) prior to filing with the Commission as part of the Company’s annual report on Form 10-K, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal financial controls; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission; and the appropriateness of the presentation of any pro forma financial information included in any reports filed with the Commission or in any public disclosure or release.

2.                                       Following such review and discussions, if so determined by the Committee, the Committee shall recommend to the Board that the annual financial statements be included in the Company’s annual report.

3.                                       The Committee shall meet with management and the outside auditor to discuss any significant changes to the Company’s accounting principles and with the outside auditor the matters described in SAS 61 prior to the earlier of the release of quarterly financial results and the filing with the Commission of the quarterly report on Form 10-Q.

4.                                       The Committee shall instruct the outside auditor to report to the Committee on all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the outside auditor, and other material written communications between the outside auditor and management, such as any management letter or schedule of unadjusted differences.

5.                                       The Committee shall review all related-party transactions and potential conflict of interest situations where appropriate.

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C.                                     Other Responsibilities

1.                                       The Committee shall meet in separate executive sessions with management, the outside auditor and as a committee to discuss matters that the Committee or any of these groups believe should be discussed privately or could significantly affect the financial statements.

2.                                       The Committee shall have such meetings with management and the outside auditor as the Committee deems appropriate to discuss the concept and design of the Company’s information and reporting systems and the steps management has taken to address significant issues concerning those matters, and to discuss significant financial risk exposures facing the Company and the steps management has taken to monitor and control such exposures.

3.                                       The Committee shall conduct or authorize such inquiries into matters within it’s scope of responsibility as it deems appropriate.

4.                                       The Committee shall prepare the audit committee report required by the Regulations to be included in the Company’s proxy statement for its annual meeting of shareholders.

5.                                       The Committee shall establish procedures for receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential and anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

6.                                       The Committee shall maintain minutes of its meetings, provide copies to the Board and report to the Board on any significant matters that come to the attention of the Committee.

7.                                       The Committee shall, at least annually, evaluate the performance of the Committee, review and reassess this Charter and, if appropriate, recommend changes to the Board.

IV.                               Authority

By adopting this Charter, the Board delegates to the Committee full and exclusive authority to:

•                                          Perform each of the responsibilities and duties described above.

•                                          Appoint a chair of the Committee, unless a chair shall have been designated by the Board.

•                                          Engage and determine funding for independent counsel and such other advisers as the Committee determines necessary to carry out its duties.

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•                                          Cause the officers of the Company to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company’s outside auditor, compensation to any legal counsel or other advisers engaged by the Committee and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

•                                          Delegate to a designated member or members of the Committee the authority to pre-approve audit and non-audit services to be provided by the outside auditor so long as any such approvals are disclosed to the full Committee at its next scheduled meeting, and adopt detailed policies and procedures for the pre-approval of such services, with the Committee being informed on a timely basis of each such service.

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Appendix C

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Adopted by the Board of Directors

of

Metro One Telecommunications, Inc.

I.                                        Purpose

The purpose of the Corporate Governance and Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Metro One Telecommunications, Inc. (the “Company”) is to identify individuals qualified to serve as members of the Board, recommend to the Board nominees for election as directors of the Company, evaluate the Board’s performance, develop and recommend to the Board corporate governance guidelines, develop and recommend to the Board codes of ethics and conduct, and generally to provide oversight with respect to corporate governance and ethical conduct.

II.                                   Composition

The Committee shall be composed of two or more directors, as determined by the Board, each of whom shall be an independent director as determined under the rules of the National Association of Securities Dealers, Inc. pertaining to listing on the Nasdaq Stock Market.

III.                              Responsibilities

The Committee is charged by the Board with the responsibility to:

1.                                       Identify and evaluate individuals qualified to serve as members of the Board, and recommend to the Board nominees for election as directors of the Company at the next meeting of shareholders at which directors are to be elected and individuals to fill any vacancies or newly created directorships that may occur between such meetings.

2.                                       Conduct an annual evaluation of the performance of the Board and discuss the evaluation with the full Board.

3.                                       Cause to be prepared and recommend to the Board the adoption of corporate governance guidelines, and periodically review and assess the guidelines and recommend changes for approval by the Board.

4.                                       Cause to be prepared and recommend to the Board the adoption of a code of ethics for the Chief Executive Officer and all senior financial officers and a code of conduct for all officers, directors and employees, which codes may be incorporated in the same document, and periodically review and assess such code(s), and recommend changes for approval by the Board.

5.                                       Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

6.                                       At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

7.                                       Make recommendations to the Board regarding issues of management succession.

8.                                       Perform such other duties and responsibilities as may be assigned to the Committee by the Board.

IV.                               Authority

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1.                                       Perform each of the responsibilities of the Committee described above.

2.                                       Delegate such of its authority and responsibilities as the Committee deems proper to members of the Committee or a subcommittee.

3.                                       Appoint a chair of the Committee, unless a chair is designated by the Board.

4.                                       Engage and terminate search firms, independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities, and approve the fees and other terms of retention of any such search firms, independent counsel and other advisers.

5.                                       Cause the officers of the Company to provide such funding as the Committee shall determine to be appropriate for payment of compensation to any search firm or other advisers engaged by the Committee.

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to Metro One Telecommunications, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
METRO1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

METRO ONE TELECOMMUNICATIONS, INC.

I.	Election of Directors of the Company.
	Class II Director	Class III Directors	For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
	01) Gary F. Henry	02) William D. Rutherford
		03) James M. Usdan	☐	☐	☐

Vote On Proposals						For	Against	Abstain

II.	To approve our 2004 Stock Incentive Plan, which would have the same effect as continuing our 1994 Stock Incentive Plan for an additional two-year period.					☐	☐	☐

III.	To ratify the selection of Deloitte & Touche LLP as independent auditors of Metro One for the year ending December 31, 2004.					☐	☐	☐

IV.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

Please sign below exactly as your name appears on this Proxy Form.  If shares are registered in more than one name, all such persons should sign.  A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title.  Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such.  If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Form, please sign and return all such cards in the accompanying envelope.	Yes	No

Please indicate if you plan to attend this meeting	☐	☐

Please sign, date and return this Proxy Form today in the enclosed, pre-addressed envelope, which requires no postage, if mailed in the U.S.A.

Signature [PLEASE SIGN WITHIN THE BOX]	Date	Signature (Joint Owners)	Date

Metro One Telecommunications, Inc.

Proxy Form

Annual Meeting of Shareholders

June 2, 2004

This Proxy is solicited on behalf of the

Board of Directors of Metro One Telecommunications, Inc.

The undersigned shareholder of record of Metro One Telecommunications, Inc., an Oregon corporation (the “Company), hereby appoints Timothy A. Timmins and William D. Rutherford, or either of them (the “Proxies”), with full power of substitution, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders to be held at 3:30 p.m. on June 2, 2004, at Metro One Telecommunications, Inc., 11200 Murray Scholls Place, Beaverton, Oregon, 97007, or any adjournments or postponements thereof upon the matters listed herein, and in their discretion, upon such other matters as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  Unless direction is given, this proxy will be voted “FOR” the election of each of the nominees listed in Proposal I as directors of Metro One, “FOR” the approval of our 2004 Stock Incentive Plan as presented in Proposal II, “FOR” the ratification of the selection of the independent auditors of Metro One as set forth in Proposal III, and in accordance with the discretion of the Proxies as to other matters.  The undersigned hereby acknowledges receipt of Metro One’s Notice of Annual Meeting and Proxy Statement dated April 23, 2004 and, hereby revokes any proxy or proxies previously given.